EXHIBIT 99.2

Supplemental Investor Package

Fourth Quarter and

Full Year 2015

Investor Contact:

Jennifer DiBerardino

Senior Vice President, Investor Relations and Treasurer

Tel: 973-948-1364

jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries

 Selected Balance Sheet Data

(unaudited)

	December 31,				December 31,
($ in thousands, except per share data)	2015				2014
				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$2,955,001		2,957,427	8,276	$2,693,324		2,697,332	47,437
Government and Municipal bonds	1,654,556		1,660,320	55,901	1,690,935		1,702,751	59,680
Total fixed income securities	4,609,557		4,617,747	64,177	4,384,259		4,400,083	107,117
Equities	207,051		207,051	13,235	191,400		191,400	32,389
Short-term investments	194,819		194,819	-	131,972		131,972	-
Other investments	77,842		77,842	-	99,203		99,203	-
Total invested assets	$5,089,269		5,097,459	77,412	$4,806,834		4,822,658	139,506

Invested assets per $ of stockholders' equity	3.64				3.77

Total assets	6,904,433				6,574,942

Liabilities:
Reserve for loss and loss expenses	3,517,728				3,477,870
Unearned premium reserve	1,169,710				1,095,819

Total liabilities	5,506,392				5,299,356

Stockholders' equity	1,398,041				1,275,586

Total debt to capitalization ratio	21.7%				22.6%

Book value per share	24.37				22.54

Book value per share excluding
unrealized gain or loss on fixed income portfolio	23.74				21.49

NPW per insurance segment employee	979				908

Statutory premiums to surplus ratio	1.5	x			1.4	x

Statutory surplus	1,426,320				1,307,842

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Income Statement Data

(unaudited)

		Quarter Ended December 31,				Year-to-Date December 31,
	($ in thousands, except per share data)	2015		2014		2015		2014
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$545,530		$503,583		$2,131,852		$2,034,861
	Operating income	47,079	0.81	41,603	0.72	157,300	2.70	124,538	2.17
	Net realized (losses) gains, after tax	(1,690)	(0.03)	(253)	(0.00)	8,561	0.15	17,289	0.30
	Net income	45,389	0.78	41,350	0.72	165,861	2.85	141,827	2.47
	Operating return on equity	13.7%		13.1%		11.8%		10.3%

	Total Insurance Operations
	Gross premiums written	558,607		512,046		2,427,367		2,254,576
	Net premiums written	474,658		433,586		2,069,904		1,885,280
	Net premiums earned	516,087		469,850		1,989,909		1,852,609
Underwriting gain	- before tax	49,053		38,637		149,029		78,143
	- after tax	31,885	0.55	25,114	0.44	96,869	1.67	50,793	0.89
	GAAP combined ratio	90.5%		91.8%		92.5%		95.8%

	Standard Commercial Lines
	Net premiums earned	397,162		359,621		1,529,442		1,415,712
	GAAP combined ratio	86.1%		94.1%		89.2%		95.7%
	Standard Personal Lines
	Net premiums earned	71,496		73,008		288,134		296,747
	GAAP combined ratio	92.1%		77.5%		99.5%		94.4%
	Excess and Surplus Lines
	Net premiums earned	47,429		37,221		172,333		140,150
	GAAP combined ratio	124.8%		97.8%		109.8%		99.7%

	Investments
Net investment income	- before tax	30,108		32,108		121,316		138,708
	- after tax	23,294	0.40	24,535	0.43	93,836	1.61	104,207	1.82
	Effective tax rate	22.6%		23.6%		22.7%		24.9%
	Annualized after-tax yield on investment portfolio					1.9%		2.2%
	Annualized after-tax, after-interest expense yield					1.6%		1.9%
	Invested assets per $ of stockholders' equity					3.64		3.77

	Other expenses (net of other income)
Interest expense	- before tax	(5,603)		(5,668)		(22,428)		(23,063)
	- after tax	(3,641)	(0.06)	(3,684)	(0.06)	(14,578)	(0.25)	(14,991)	(0.26)

	Other expense - after tax	$(4,459)	(0.08)	$(4,362)	(0.09)	$(18,827)	(0.33)	$(15,471)	(0.28)

	Diluted weighted avg shares outstanding	58,387		57,539		58,156		57,351

Selective Insurance Group, Inc. & Consolidated Subsidiaries

GAAP Insurance Operations Results

(unaudited)

Fourth Quarter
($ in thousands)	Quarter Ended December 31, 2015				Quarter Ended December 31, 2014

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	356,855	65,989	51,814	474,658	321,399	67,494	44,693	433,586
Net Premiums Earned	397,162	71,496	47,429	516,087	359,621	73,008	37,221	469,850
Loss and Loss Expense Incurred	199,716	43,747	43,357	286,820	209,495	35,155	23,578	268,228
Net Underwriting Expenses Incurred	141,325	22,118	15,842	179,285	126,510	21,412	12,824	160,746
Dividends to Policyholders	929	-	-	929	2,239	-	-	2,239
GAAP Underwriting Gain (Loss)	55,192	5,631	(11,770)	49,053	21,377	16,441	819	38,637

GAAP Ratios
Loss and Loss Expense Ratio	50.3%	61.2%	91.4%	55.6%	58.3%	48.2%	63.3%	57.1%
Underwriting Expense Ratio	35.6%	30.9%	33.4%	34.7%	35.2%	29.3%	34.5%	34.2%
Dividends to Policyholders Ratio	0.2%	0.0%	0.0%	0.2%	0.6%	0.0%	0.0%	0.5%
Combined Ratio	86.1%	92.1%	124.8%	90.5%	94.1%	77.5%	97.8%	91.8%

Year-to-Date
($ in thousands)	Year-to-Date December 31, 2015				Year-to-Date December 31, 2014

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	1,596,965	283,926	189,013	2,069,904	1,441,047	292,061	152,172	1,885,280
Net Premiums Earned	1,529,442	288,134	172,333	1,989,909	1,415,712	296,747	140,150	1,852,609
Loss and Loss Expense Incurred	819,573	200,237	128,731	1,148,541	870,018	197,182	90,301	1,157,501
Net Underwriting Expenses Incurred	539,154	86,561	60,405	686,120	478,291	83,029	49,463	610,783
Dividends to Policyholders	6,219	-	-	6,219	6,182	-	-	6,182
GAAP Underwriting Gain (Loss)	164,496	1,336	(16,803)	149,029	61,221	16,536	386	78,143

GAAP Ratios
Loss and Loss Expense Ratio	53.6%	69.5%	74.7%	57.7%	61.5%	66.4%	64.4%	62.5%
Underwriting Expense Ratio	35.2%	30.0%	35.1%	34.5%	33.8%	28.0%	35.3%	33.0%
Dividends to Policyholders Ratio	0.4%	0.0%	0.0%	0.3%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	89.2%	99.5%	109.8%	92.5%	95.7%	94.4%	99.7%	95.8%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income

December 2015 (unaudited)

	Quarter Ended		%	Year-to-Date		%
	December	December	Increase	December	December	Increase
($ in thousands, except per share data)	2015	2014	(Decrease)	2015	2014	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$31,003	30,974	0	$123,230	126,489	(3)
Short-term	40	18	122	112	66	70
Other Investments	(1,109)	903	(223)	(1,890)	13,580	(114)
Dividends	2,615	2,355	11	9,161	7,449	23
	32,549	34,250	(5)	130,613	147,584	(11)

Investment Expense	2,441	2,142	14	9,297	8,876	5

Net Investment Income Before Tax	30,108	32,108	(6)	121,316	138,708	(13)

Tax	6,814	7,573	(10)	27,480	34,501	(20)

Net Investment Income After Tax	$23,294	24,535	(5)	$93,836	104,207	(10)

Net Investment Income per Share	$0.40	0.43	(7)	$1.61	1.82	(12)

Effective Tax Rate	22.6%	23.6%		22.7%	24.9%

Average Yields :

Fixed Income Securities:
Pre Tax				2.74%	2.98%
After Tax				2.07%	2.24%

Portfolio:
Pre Tax				2.45%	2.95%
After Tax				1.90%	2.22%

	Quarter Ended		Year-to-Date
	December	December	December	December
Net Realized Gains (Losses)	2015	2014	2015	2014
Fixed Income Securities	1,431	82	2,018	1,528
Equity Securities	(4,193)	109	11,645	25,650
Other Investments	162	(580)	(492)	(579)

Total	(2,600)	(389)	13,171	26,599
Net of Tax	(1,690)	(253)	8,561	17,289

As of December 31, 2015 year-to-date new money rates for fixed income securities were 2.4% on a pre-tax basis and 1.7% on an after-tax basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Statutory Results by Line of Business

Quarter Ended December 2015 (unaudited)

	Net Premiums	Percent	Net Premiums	Percent	Loss	LAE	Underwriting Expense	Dividends to Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2015	2014	Gain/(Loss)
Standard Personal Lines:

Homeowners	$30,696	(3.4)%	$33,261	(0.5)%	32.2%	7.9%	38.5%	0.0%	78.6%	55.3%	$8,112
Auto	33,516	(2.0)%	36,410	(2.6)%	75.0%	5.2%	35.9%	0.0%	116.1%	104.8%	(4,817)
Other (including flood)	1,777	17.7%	1,826	(16.7)%	61.5%	4.9%	(98.2)%	0.0%	(31.8)%	(65.6)%	2,359
Total	$65,989	(2.2)%	$71,496	(2.1)%	54.8%	6.4%	33.5%	0.0%	94.7%	78.2%	$5,654

Standard Commercial Lines:

Commercial property	$63,423	14.4%	$69,323	11.7%	23.1%	5.5%	42.4%	(0.2)%	70.8%	78.1%	$22,740
Workers compensation	65,964	6.0%	76,084	9.6%	39.6%	17.0%	31.8%	1.7%	90.1%	112.1%	10,771
General liability	110,051	12.1%	125,861	10.8%	41.9%	7.0%	40.0%	(0.1)%	88.8%	90.7%	20,458
Auto	84,517	13.0%	93,138	10.8%	55.9%	11.5%	36.4%	(0.1)%	103.7%	104.4%	(309)
Businessowners' policies	24,480	5.3%	23,825	8.3%	41.9%	4.0%	40.8%	0.0%	86.7%	98.2%	2,899
Bonds	4,788	9.1%	5,213	4.1%	16.3%	8.6%	72.6%	0.0%	97.5%	92.8%	438
Other	3,633	15.4%	3,718	10.1%	1.2%	0.2%	60.2%	0.0%	61.6%	58.8%	1,480
Total	$356,855	11.0%	$397,162	10.4%	40.7%	9.5%	38.8%	0.2%	89.2%	96.0%	$58,477

E&S	$51,814	15.9%	$47,429	27.4%	70.4%	21.2%	34.0%	0.0%	125.6%	96.6%	$(13,635)

Total Insurance Operations	$474,658	9.5%	$516,087	9.8%	45.4%	10.2%	37.4%	0.2%	93.2%	93.2%	$50,497

Note: Some amounts may not foot due to rounding.

		2015	2014
	Losses Paid	$234,802	$210,724
	LAE Paid	53,288	48,313
	Total Paid	$288,090	$259,037

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Statutory Results by Line of Business

Year-to-date December 2015 (unaudited)

	Net Premiums	Percent	Net Premiums	Percent	Loss	LAE	Underwriting Expense	Dividends to Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2015	2014	Gain/(Loss)
Standard Personal Lines:

Homeowners	$132,533	(2.4)%	$134,382	0.1%	56.9%	8.1%	35.6%	0.0%	100.6%	96.9%	$(179)
Auto	144,641	(3.0)%	146,784	(3.0)%	64.9%	9.2%	34.0%	0.0%	108.1%	101.5%	(11,107)
Other (including flood)	6,752	(5.5)%	6,968	(37.5)%	65.2%	(0.8)%	(152.7)%	0.0%	(88.3)%	(94.6)%	12,796
Total	$283,926	(2.8)%	$288,134	(2.9)%	61.2%	8.4%	30.3%	0.0%	99.9%	94.5%	$1,510

Standard Commercial Lines:

Commercial property	$282,731	11.5%	$269,022	9.9%	38.7%	5.3%	38.6%	0.0%	82.6%	97.3%	$41,608
Workers compensation	299,686	11.4%	290,075	5.6%	41.4%	15.9%	28.8%	2.1%	88.2%	110.1%	31,558
General liability	505,891	11.5%	483,291	8.6%	32.8%	13.4%	35.9%	0.0%	82.1%	83.9%	78,536
Auto	376,064	10.0%	358,909	7.7%	58.9%	9.8%	33.2%	0.0%	101.9%	96.2%	(12,683)
Businessowners' policies	96,257	7.9%	93,428	8.9%	53.8%	10.1%	39.4%	0.0%	103.3%	108.7%	(4,172)
Bonds	21,192	6.3%	20,350	5.5%	16.4%	7.4%	66.0%	0.0%	89.8%	84.9%	1,513
Other	15,144	11.4%	14,367	10.4%	0.4%	0.2%	56.8%	0.0%	57.4%	51.9%	5,684
Total	$1,596,965	10.8%	$1,529,442	8.0%	42.4%	11.2%	35.2%	0.4%	89.2%	95.5%	$142,044

E&S	$189,013	24.2%	$172,333	23.0%	55.3%	19.4%	33.7%	0.0%	108.4%	99.2%	$(20,066)

Total Insurance Operations	$2,069,904	9.8%	$1,989,909	7.4%	46.2%	11.5%	34.4%	0.3%	92.4%	95.7%	$123,487

Note: Some amounts may not foot due to rounding.

		2015	2014
	Losses Paid	$891,485	$873,159
	LAE Paid	197,433	187,491
	Total Paid	$1,088,918	$1,060,650

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Net Catastrophe Losses and Prior Year Casualty Reserve Development

Statutory Results by Line of Business

(unaudited)

	Quarter Ended				Year-to-Date
Net Catastrophe Losses Incurred	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$1,354	1.9%	$(3,334)	(4.6)%	$21,735	7.5%	$19,284	6.5%

Standard Commercial Lines	$1,072	0.3%	$(4,065)	(1.1)%	$34,089	2.2%	$37,881	2.7%

E&S	$479	1.0%	$420	1.1%	$3,231	1.9%	$2,805	2.0%

Total Insurance Operations	$2,906	0.6%	$(6,979)	(1.5)%	$59,055	3.0%	$59,971	3.2%

Prior Year Casualty Reserve Development	Quarter Ended				Year-to-Date
(Favorable) / Unfavorable	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$(2,000)	(2.8)%	$(3,000)	(4.1)%	$(2,000)	(0.7)%	$(9,000)	(3.0)%

Standard Commercial Lines	$(20,000)	(5.0)%	$(8,000)	(2.2)%	$(81,000)	(5.3)%	$(45,500)	(3.2)%

E&S	$10,000	21.1%	$2,000	5.4%	$16,000	9.3%	$6,000	4.3%

Total Insurance Operations	$(12,000)	(2.3)%	$(9,000)	(1.9)%	$(67,000)	(3.4)%	$(48,500)	(2.6)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets

December 31,	Unaudited
($ in thousands, except share amounts)	2015	2014
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $209,544 – 2015; $333,961 – 2014)	$201,354	318,137
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,352,514 – 2015; $3,975,786 – 2014)	4,408,203	4,066,122
Equity securities, available-for-sale – at fair value (cost: $193,816 – 2015; $159,011 – 2014)	207,051	191,400
Short-term investments (at cost which approximates fair value)	194,819	131,972
Other investments	77,842	99,203
Total investments	5,089,269	4,806,834
Cash	898	23,959
Interest and dividends due or accrued	38,501	38,901
Premiums receivable, net of allowance for uncollectible accounts of: $4,422 – 2015; $4,137 – 2014	615,164	558,778
Reinsurance recoverable, net	561,968	581,548
Prepaid reinsurance premiums	140,889	146,993
Deferred federal income tax	92,696	98,449
Property and equipment – at cost, net of accumulated depreciation and amortization of: $188,548 – 2015; $172,183 – 2014	65,701	59,416
Deferred policy acquisition costs	213,159	185,608
Goodwill	7,849	7,849
Other assets	78,339	66,607
Total assets	$6,904,433	6,574,942

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,517,728	3,477,870
Unearned premiums	1,169,710	1,095,819
Notes payable	388,192	372,689
Current federal income tax	7,442	3,921
Accrued salaries and benefits	167,336	158,382
Other liabilities	255,984	190,675
Total liabilities	$5,506,392	5,299,356

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 100,861,372 – 2015; 99,947,933 – 2014	201,723	199,896
Additional paid-in capital	326,656	305,385
Retained earnings	1,446,192	1,313,440
Accumulated other comprehensive (loss) income	(9,425)	19,788
Treasury stock – at cost (shares: 43,500,642 – 2015; 43,353,181 – 2014)	(567,105)	(562,923)
Total stockholders’ equity	1,398,041	1,275,586
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,904,433	6,574,942

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Consolidated Statements of Income

	Unaudited Quarter Ended December 31,		Year Ended December 31,
($ in thousands, except per share amounts)	2015	2014	Unaudited 2015	2014
Revenues:
Net premiums earned	$516,087	469,850	1,989,909	1,852,609
Net investment income earned	30,108	32,108	121,316	138,708
Net realized gains:
Net realized investment gains	7,939	9,333	31,537	37,703
Other-than-temporary impairments	(10,539)	(9,722)	(18,366)	(11,104)
Total net realized (losses) gains	(2,600)	(389)	13,171	26,599
Other income	1,935	2,014	7,456	16,945
Total revenues	545,530	503,583	2,131,852	2,034,861

Expenses:
Loss and loss expenses incurred	286,820	268,228	1,148,541	1,157,501
Policy acquisition costs	180,525	161,930	689,820	624,470
Interest expense	5,603	5,668	22,428	23,063
Other expenses	8,784	10,557	38,371	32,696
Total expenses	481,732	446,383	1,899,160	1,837,730

Income from continuing operations, before federal income tax	63,798	57,200	232,692	197,131

Federal income tax expense:
Current	16,219	5,723	45,347	28,415
Deferred	2,190	10,127	21,484	26,889

Total federal income tax expense	18,409	15,850	66,831	55,304

Net income	$45,389	41,350	165,861	141,827

Earnings per share:
Basic net income	$0.79	0.73	2.90	2.52

Diluted net income	$0.78	0.72	2.85	2.47

Dividends to stockholders	$0.15	0.14	0.57	0.53

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Comprehensive Income

December 31,	Unaudited
($ in thousands)	2015	2014	2013
Net income	$165,861	141,827	106,418

Other comprehensive loss, net of tax:
Unrealized (losses) gains on investment securities:
Unrealized holding (losses) gains arising during year	(26,143)	47,411	(54,557)
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	—	50
Amount reclassified into net income:
Held-to-maturity securities	(377)	(844)	(1,025)
Non-credit other-than-temporary impairment	232	1,085	9
Realized gains on available-for-sale securities	(9,110)	(18,762)	(15,301)
Total unrealized (losses) gains on investment securities	(35,398)	28,890	(70,824)

Defined benefit pension and post-retirement plans:
Net actuarial gain (loss)	1,585	(35,189)	38,775
Amounts reclassified into net income:
Net actuarial loss	4,600	1,236	2,843
Prior service cost	—	—	6
Curtailment expense	—	—	11
Total defined benefit pension and post-retirement plans	6,185	(33,953)	41,635
Other comprehensive loss	(29,213)	(5,063)	(29,189)
Comprehensive income	$136,648	136,764	77,229

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Stockholders’ Equity

December 31,	Unaudited
($ in thousands, except share amounts)	2015	2014	2013
Common stock:
Beginning of year	$199,896	198,240	196,388
Dividend reinvestment plan (shares: 50,013 – 2015; 58,309 – 2014; 63,349 – 2013)	100	117	127
Stock purchase and compensation plans (shares: 863,426 – 2015; 769,389 – 2014; 862,662 – 2013)	1,727	1,539	1,725
End of year	201,723	199,896	198,240

Additional paid-in capital:
Beginning of year	305,385	288,182	270,654
Dividend reinvestment plan	1,374	1,306	1,396
Stock purchase and compensation plans	19,897	15,897	16,132
End of year	326,656	305,385	288,182

Retained earnings:
Beginning of year	1,313,440	1,202,015	1,125,154
Net income	165,861	141,827	106,418
Dividends to stockholders ($0.57 per share – 2015; $0.53 per share – 2014; $0.52 per share - 2013)	(33,109)	(30,402)	(29,557)
End of year	1,446,192	1,313,440	1,202,015

Accumulated other comprehensive (loss) income:
Beginning of year	19,788	24,851	54,040
Other comprehensive loss	(29,213)	(5,063)	(29,189)
End of year	(9,425)	19,788	24,851

Treasury stock:
Beginning of year	(562,923)	(559,360)	(555,644)
Acquisition of treasury stock (shares: 147,461 – 2015; 154,559 – 2014; 167,846 – 2013)	(4,182)	(3,563)	(3,716)
End of year	(567,105)	(562,923)	(559,360)
Total stockholders’ equity	$1,398,041	1,275,586	1,153,928

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Cash Flow

December 31,	Unaudited
($ in thousands)	2015	2014	2013
Operating Activities
Net income	$165,861	141,827	106,418

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	59,688	45,346	43,461
Sale of renewal rights	—	(8,000)	—
Loss on disposal of discontinued operations	—	—	997
Stock-based compensation expense	8,973	8,702	8,630
Undistributed losses (gains) of equity method investments	1,889	(153)	202
Net realized gains	(13,171)	(26,599)	(20,732)
Net gain on disposal of property and equipment	—	(104)	—
Retirement income plan curtailment expense	—	—	16

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	59,438	97,449	151,037
Increase in unearned premiums, net of prepaid reinsurance	79,995	32,671	74,086
Decrease in net federal income taxes	25,004	31,323	14,834
Increase in premiums receivable	(56,386)	(33,908)	(40,482)
Increase in deferred policy acquisition costs	(27,551)	(12,627)	(17,458)
Decrease (increase) in interest and dividends due or accrued	407	(1,536)	(1,372)
Increase (decrease) in accrued salaries and benefits	11,392	(7,182)	18,685
Increase (decrease) in accrued insurance expenses	23,342	(956)	14,444
Increase (decrease) in other assets and other liabilities	42,699	(33,490)	(16,642)
Net adjustments	215,719	90,936	229,706
Net cash provided by operating activities	381,580	232,763	336,124

Investing Activities
Purchase of fixed income securities, held-to-maturity	(3,316)	—	—
Purchase of fixed income securities, available-for-sale	(1,041,916)	(843,616)	(1,069,387)
Purchase of equity securities, available-for-sale	(195,720)	(186,019)	(118,072)
Purchase of other investments	(12,170)	(10,617)	(9,332)
Purchase of short-term investments	(1,602,327)	(1,410,123)	(2,056,576)
Sale of subsidiary	—	—	1,225
Sale of fixed income securities, available-for-sale	61,571	51,002	20,126
Sale of short-term investments	1,539,480	1,452,402	2,096,805
Redemption and maturities of fixed income securities, held-to-maturity	106,621	73,415	116,584
Redemption and maturities of fixed income securities, available-for-sale	567,445	482,816	513,804
Sale of equity securities, available-for-sale	172,561	208,008	115,782
Distributions from other investments	32,457	20,774	12,039
Purchase of property and equipment	(16,229)	(15,510)	(14,023)
Sale of renewal rights	—	8,000	—
Net cash used in investing activities	(391,543)	(169,468)	(391,025)

Financing Activities
Dividends to stockholders	(31,052)	(28,428)	(27,416)
Acquisition of treasury stock	(4,182)	(3,563)	(3,716)
Net proceeds from stock purchase and compensation plans	10,089	7,283	7,119
Proceeds from issuance of notes payable, net of debt issuance costs	—	—	178,435
Proceeds from borrowings	15,000	—	—
Repayment of borrowings	—	(13,000)	—
Repayment of notes payable	—	—	(100,000)
Excess tax benefits from share-based payment arrangements	1,736	1,020	1,545
Repayment of capital lease obligations	(4,689)	(2,841)	(1,083)
Net (used in) cash provided by financing activities	(13,098)	(39,529)	54,884
Net (decrease) increase in cash	(23,061)	23,766	(17)
Cash, beginning of year	23,959	193	210
Cash, end of year	$898	23,959	193

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Balance Sheets

(unaudited)

	December 31,	December 31,
($ in thousands)	2015	2014
ASSETS
Bonds	$4,491,136	4,241,580
Common stocks	194,789	191,400
Preferred stocks	11,856	-
Affiliated mortgage loan	35,163	35,961
Other investments	128,788	152,154
Short-term investments	165,678	115,342
Total investments	5,027,410	4,736,437

Cash on hand and in banks	(34,378)	12,381
Interest and dividends due and accrued	38,466	38,908
Premiums receivable	609,146	556,086
Reinsurance recoverable on paid losses and expenses	10,949	9,570
Deferred tax recoverable	142,066	147,610
EDP equipment	390	518
Equities and deposits in pools and associations	10,920	9,915
Receivable for sold securities	17	34
Other assets	28,300	26,629
Total assets	$5,833,286	5,538,088

LIABILITIES
Reserve for losses	$2,426,583	2,398,531
Reinsurance payable on paid loss and loss expense	2,841	2,957
Reserve for loss expenses	525,322	493,510
Unearned premiums	1,028,820	948,826
Reserve for commissions payable	89,740	70,259
Ceded balances payable	37,222	29,624
Federal income tax payable	25,644	20,524
Premium and other taxes payable	23,998	20,137
Borrowed money	60,031	45,027
Reserve for dividends to policyholders	5,805	3,895
Reserves for unauthorized reinsurance	2,030	7,661
Payable for securities	6,204	19,950
Funds withheld on account of others	6,806	7,473
Accrued salaries and benefits	77,933	64,207
Other liabilities	87,987	97,665
Total liabilities	4,406,966	4,230,246

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725
Paid in surplus	492,869	492,869
Unassigned surplus	890,726	772,248
Total policyholders' surplus	1,426,320	1,307,842
Total liabilities and policyholders' surplus	$5,833,286	5,538,088

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Statements Of Income

(unaudited)

	Quarter Ended				Year-to-Date
	December 31,				December 31,
($ in thousands)	2015		2014		2015		2014
UNDERWRITING
Net premiums written	$474,658		433,586		2,069,904		1,885,280

Net premiums earned	516,087		469,850		1,989,909		1,852,609

Net losses paid	234,802		210,724		891,485		873,159
Change in reserve for losses	(441)		(9,756)		28,052		57,055
Net losses incurred	234,361	45.4%	200,968	42.8%	919,537	46.2%	930,214	50.2%

Net loss expenses paid	53,288		48,313		197,433		187,491
Change in reserve for loss expenses	(931)		17,577		31,813		37,526
Net loss expenses incurred	52,357	10.2%	65,890	14.0%	229,246	11.5%	225,017	12.2%

Net underwriting expenses incurred	179,153	37.6%	157,373	36.2%	716,172	34.6%	635,760	33.7%

Total deductions	465,871		424,231		1,864,955		1,790,991
Statutory underwriting gain	50,216		45,619		124,954		61,618

Net loss from premium balances charged off	(773)		(54)		(2,919)		(2,822)
Finance charges and other income	1,983		1,617		7,671		17,204
Total other income	1,210	-0.2%	1,563	-0.3%	4,752	-0.2%	14,382	-0.7%
Policyholders' dividends incurred	(929)	0.2%	(2,239)	0.5%	(6,219)	0.3%	(6,182)	0.3%
Total underwriting gain	50,497	93.2%	44,943	93.2%	123,487	92.4%	69,818	95.7%

INVESTMENT
Net investment income earned	29,455		31,745		120,558		137,670
Net realized (loss) gain	(2,600)		(389)		13,170		26,594
Total income before income tax	77,352		76,299		257,215		234,082

Federal income tax expense	23,648		11,775		61,377		43,827

Net income	$53,704		64,524		195,838		190,255

Policyholders' Surplus
Surplus, beginning of period	$1,367,343		1,323,097		1,307,842		1,256,431

Net income	53,704		64,524		195,838		190,255
Change in deferred taxes	(2,236)		8,146		(13,637)		(2,016)
Change in net unrealized capital gain / (losses)	7,522		693		(12,579)		(3,721)
Dividends to stockholders	(14,438)		(14,378)		(57,752)		(57,511)
Change in reserve for unauthorized	5,631		(4,927)		5,631		(4,927)
Change in non-admitted assets	4,510		(15,801)		(8,151)		(18,004)
Change in Overfunded Contra Asset	562		(1,285)		(280)		(5,925)
Qual Pen Trans Liab	2,677		(50,660)		8,211		(45,214)
Excess Plan Trans Liab	748		(1,400)		878		(1,377)
PRL Plan Trans Liab	297		(167)		319		(149)

Net change in surplus for period	58,977		(15,255)		118,478		51,411

Surplus, end of period	$1,426,320		1,307,842		1,426,320		1,307,842

Statutory underwriting gain	$50,497		44,943		123,487		69,818

Adjustments under GAAP:
Deferred policy acquisition costs	(507)		(4,074)		27,551		12,626
Other, net	(937)		(2,232)		(2,009)		(4,301)
GAAP underwriting gain	$49,053		38,637		149,029		78,143

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries

Alternative Investments

December 31, 2015

(unaudited)

	Number	Original	Remaining	Current
Strategy	of Funds	Commitment	Commitment	Market Value
Private Equity	9	111,498,351	30,204,172	35,087,904
Private Credit	5	60,000,000	15,129,467	13,246,148
Real Assets	7	100,000,000	25,819,631	19,499,570
TOTAL - ALTERNATIVE INVESTMENTS	21	271,498,351	71,153,269	67,833,623

Exhibit may not foot due to rounding